UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2019

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield, Michigan		48034-8339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   248-353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 26, 2019, Credit Acceptance Corporation (the “Company”, “we”, “our”, or “us”) entered into a $200.0 million revolving secured warehouse facility with an institutional investor. The parties to this transaction are the Company, as servicer and custodian, CAC Warehouse Funding LLC VIII, as borrower, the lenders identified therein, Citizens Bank, N.A., as deal agent and collateral agent and Wells Fargo Bank, National Association as backup servicer.

Under the facility, we will contribute loans to a wholly-owned special purpose entity (“SPE”) and the SPE may generally borrow up to the lesser of 80% of the value of the contributed loans, as defined in the agreement, or $200.0 million during the facility’s revolving period. The facility will cease to revolve on July 26, 2022. No borrowings were initially made on the facility.

Borrowings under the facility will generally bear interest at a rate equal to LIBOR plus 190 basis points.

We will receive a servicing fee of 6.0% of the cash flows related to the underlying consumer loans. The remaining 94.0%, less amounts due to dealers for payments of dealer holdback, will be used to pay principal and interest on asset-backed notes as well as the ongoing costs of the financing. The facility is structured so as not to affect our contractual relationships with our dealers and to preserve the dealers’ rights to future payments of dealer holdback.

The facility provides for events, referred to as termination events, including nonpayment, misrepresentation, breach of covenants, bankruptcy and failure to maintain certain financial ratios and results, including in respect of the pledged loans. It is also such an event (i) if an event with a material adverse effect occurs, (ii) if we fail to make any required payment on debt for borrowed money having a principal amount in excess of $5.0 million or default in the performance of any conditions, covenants or agreements under agreements relating to any such debt that results in such debt being (or permits such debt to be) accelerated or (iii) with respect to our role as servicer of the loans, any “Servicer Termination Event” occurs. Upon the occurrence of any event described above, the creditors may, after the applicable grace period, declare the entire unpaid principal amount outstanding under the facility and all accrued interest thereon to be immediately due and payable and exercise other remedies, including foreclosing on the collateral. In addition, upon the declaration of the termination event by the creditors, the SPE is not permitted to request any new funding under the facility.

The above summary of the terms and conditions of this transaction does not purport to be complete and is qualified in its entirety by the agreements attached as Exhibits 4.106 to 4.109 to this Form 8-K which agreements are incorporated herein by reference.

Additionally, on July 26, 2019 we entered into First Amendment to Amended and Restated Loan and Security Agreement dated as of July 26, 2019 among the Company, CAC Warehouse Funding LLC IV, Bank of Montreal, Citizens Bank, N.A., BMO Capital Markets Corp., and Wells Fargo Bank, National Association. The Warehouse Amendment increased the amount of this revolving secured warehouse facility from $250.0 million to $300.0 million and extended the date on which the facility will cease to revolve from April 30, 2020 to July 26, 2022. The interest rate on borrowings under the facility has been decreased from LIBOR plus 225 basis points to LIBOR plus 200 basis points. There were no other material changes to the terms of the facility.

As of July 26, 2019, we did not have a balance outstanding under the facility. The terms and conditions of this transaction are set forth in the agreement attached hereto as Exhibits 4.110 and 4.111 to this Form 8-K and incorporated herein by reference.

On July 26, 2019, we issued a press release announcing the completion of the facilities. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.106	Loan and Security Agreement, dated as of July 26, 2019, among the Company, CAC Warehouse Funding LLC VIII, Citizens Bank N.A. and Wells Fargo Bank, National Association.
4.107	Contribution Agreement, dated as of July 26, 2019, between the Company and CAC Warehouse Funding LLC VIII.
4.108	Backup Servicer Agreement, dated as of July 26, 2019, among the Company, CAC Warehouse Funding LLC VIII, Citizens Bank, N.A. and Wells Fargo Bank, National Association.
4.109
Amended and Restated Intercreditor Agreement, dated as of July 26, 2019, among the Company, CAC Warehouse Funding Corporation II, CAC Warehouse Funding LLC IV, CAC Warehouse Funding LLC V, CAC Warehouse Funding LLC VI, CAC Warehouse Funding LLC VII, CAC Warehouse Funding LLC VIII, Credit Acceptance Funding LLC 2019-1, Credit Acceptance Funding LLC 2018-3, Credit Acceptance Funding LLC 2018-2, Credit Acceptance Funding LLC 2018-1, Credit Acceptance Funding LLC 2017-3, Credit Acceptance Funding LLC 2017-2, Credit Acceptance Funding LLC 2017-1, Credit Acceptance Funding LLC 2016-3, Credit Acceptance Funding LLC 2016-2, Credit Acceptance Auto Loan Trust 2019-1, Credit Acceptance Auto Loan Trust 2018-3, Credit Acceptance Auto Loan Trust 2018-2, Credit Acceptance Auto Loan Trust 2018-1, Credit Acceptance Auto Loan Trust 2017-3, Credit Acceptance Auto Loan Trust 2017-2, Credit Acceptance Auto Loan Trust 2017-1, Credit Acceptance Auto Loan Trust 2016-3, Credit Acceptance Auto Loan Trust 2016-2, Wells Fargo Bank, National Association, as agent, Fifth Third Bank, as agent, Bank of Montreal, as agent, Flagstar Bank, FSB, as agent, Citizens Bank, N.A., as agent and Comerica Bank, as agent.

4.110
First Amendment to Amended and Restated Loan and Security Agreement dated as of July 26, 2019 among the Company, CAC Warehouse Funding LLC IV, Bank of Montreal, Citizens Bank, N.A., BMO Capital Markets Corp., and Wells Fargo Bank, National Association.

4.111
Amended and Restated Backup Servicing Agreement, dated as of July 26, 2019, among the Company, CAC Warehouse Funding LLC IV, Bank of Montreal, BMO Capital Markets Corp., and Wells Fargo Bank, National Association.

99.1	Press release dated July 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: July 29, 2019	By:	/s/ Douglas W. Busk
Douglas W. Busk
Senior Vice President and Treasurer